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                                                               Exhibit 10.6B

                                AMENDEMNT NO. 1
                                ---------------
                                      TO
                                      --
                             EMPLOYMENT AGREEMENT
                             --------------------

     This Amendment No. 1 to Employment Agreement (the "Amendment") is made effective on May 1, 1999, between ANCHOR PACIFIC UNDERWRITERS, INC. ("Employer"), and JAMES R. DUNATHAN ("Executive").

                                   RECITALS
                                   --------

     A. Executive and Employer entered into that certain Employment Agreement dated August 16, 1997 (the "Agreement"), pursuant to which Employer agreed to employee Executive on the terms set forth therein.

     B. Employer restructured its third party administration divisions' Harden & Company Insurance Services, Inc., aka Harden Group, and all subsidiaries, management team effective May 1, 1999.

     C. In light of said restructuring, Employer and Executive desire to amend certain terms of the Agreement.

     NOW, THEREFORE, in consideration of the above recitals and of the mutual promises and conditions in this Amendment, it is agreed as follows:


                             TERMS AND CONDITIONS
                             --------------------

     1. The first sentence of Section 4. of the Agreement is hereby deleted in its entirety and replaced with the following sentence:

         "Subject to earlier termination as provided in this Agreement, Executive shall be employed beginning May 1, 1999, and ending April 30, 2004."

     2. Section 6(a) of the Agreement is hereby deleted in its entirety and replaced with the following Section 6(a):

         "(b)  Incentive Compensation. In addition to the basic salary provided
               ----------------------
for in Section 6(a) above, Employer shall pay to Executive as incentive compensation a bonus based on Employer's third party administration ("Harden Group") divisions' financial performance. The bonus shall be equal to 5% of Harden Group's operating results, and shall be calculated quarterly for the periods ended March 31, June 30, September 30, and December 31, respectively. Harden Group's operating results shall be based on an EBITDA (earnings before interest, taxes, depreciation, and amortization)

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basis. The bonus shall be paid to Executive within 30 days of the end of each quarterly period. To the extent Harden Group's operating results for a particular quarterly period are later adjusted, any over-payment or under-payment of Executive's bonus will be adjusted in the next quarterly period (or, if necessary, such additional quarterly periods until the discrepancy is resolved)."

    3. Except as modified above, the terms and conditions contained in the Agreement shall remain in full force and effect.


    Executed by the parties as of the day and year first above written.


                                                  "Employer"
                                                  ANCHOR PACIFIC UNDERWRITERS,
                                                  INC.



                                                  By:/s/ Audie J. Dudum
                                                     ------------------
                                                     Audie J. Dudum, Chairman




                                                  "Executive"



                                                  By:/s/ James R. Dunathan
                                                     ---------------------
                                                     James R. Dunathan

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